KRANESHARES TRUST

KraneShares Zacks New China ETF (KFYP)

Supplement dated September 1, 2016
to the currently effective Summary Prospectus, Statutory Prospectus and Statement of Additional Information for the Fund

This supplement provides new and additional information beyond that contained in the currently effective Summary Prospectus and Statutory Prospectus (each, a “Prospectus” and together, the “Prospectuses”) and the Statement of Additional Information listed above and should be read in conjunction with the Prospectuses and Statement of Additional Information.

The Board of Trustees of the KraneShares Trust (“Trust”) has approved, based on the recommendation of Krane Funds Advisors, LLC, the investment adviser to KraneShares Zacks New China ETF (the “Fund”), a two-for-one share split of the issued and outstanding shares of the Fund.

After the close of the markets on September 12, 2016 (the “Payable Date”), the Fund will effect a split of its issued and outstanding shares as follows:

Fund Name	Split Ratio	Approximate increase in total number of outstanding shares
KraneShares Zacks New China ETF	2 for 1	100%

As a result of the share split, shareholders of the Fund will receive an additional share for each share currently held of the Fund. Accordingly, the number of the Fund’s issued and outstanding shares will increase by approximately 100%.

The share split will apply to shareholders of record as of the close of NYSE Arca, Inc. (“NYSE Arca”) on September 12, 2016 (the “Record Date”). Shares of the Fund will begin trading on NYSE Arca on a split-adjusted basis on September 13, 2016 (the “Ex-Date”). On the Ex-Date, a shareholder’s investment value will not be affected by the share split. However, the per share net asset value (“NAV”) and opening market price on the Ex-Date will be approximately one-half of the amount it was on the immediately previous trading day. The table below illustrates the effect of a hypothetical two-for-one split on a shareholder’s investment.

2-for-1 Share Split

Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Split	100	$20	$2,000
Post-Split	200	$10	$2,000

The Trust’s transfer agent will notify the Depository Trust Company (“DTC”) of the split and instruct DTC to adjust each shareholder’s investment(s) accordingly. DTC is the registered owner of the Fund’s shares and maintains a record of the Fund’s record owners.

The share split will not result in a taxable transaction for holders of the Fund’s shares. No transaction fees will be imposed on shareholders in connection with the share split.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.